UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21078

Registrant Name:	PIMCO New York Municipal Income Fund II

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Lawrence G. Altadonna 1633 Broadway New York, NY 10019

Registrant’s telephone number, including area code:	212-739-3371

Date of Fiscal Year End:	May 31, 2014

Date of Reporting Period:	February 28, 2014

Item 1. Schedule of Investments

PIMCO New York Municipal Income Fund II Schedule of Investments

February 28, 2014 (unaudited)

Principal Amount (000s)		Value*
NEW YORK MUNICIPAL BONDS & NOTES—89.4%
$ 1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	$1,044,210
150	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	142,167
9,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	9,809,910
	Liberty Dev. Corp. Rev.,
1,500	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	1,561,860
1,400	Bank of America Tower at One Bryant Park Project, 5.625%, 7/15/47	1,506,386
1,300	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,398,618
2,230	Goldman Sachs Headquarters, 5.25%, 10/1/35	2,443,010
4,120	Goldman Sachs Headquarters, 5.25%, 10/1/35 (g)	4,513,542
3,500	Goldman Sachs Headquarters, 5.50%, 10/1/37	3,950,240
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	501,790
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/30, Ser. D	2,166,940
2,000	5.00%, 11/15/34, Ser. B	2,136,520
3,000	5.00%, 11/15/43, Ser. B	3,134,730
5,000	5.50%, 11/15/39, Ser. A	5,422,400
	Monroe Cnty. Industrial Dev. Corp. Rev.,
3,500	Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	3,725,995
1,750	University of Rochester, 5.00%, 7/1/43, Ser. A	1,855,595
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,272,192
2,000	New York City, GO, 5.00%, 8/1/31, Ser. D-1	2,203,200
1,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	1,590,840
	New York City Industrial Dev. Agcy. Rev.,
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	1,420,023
1,500	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,647,015
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	1,518,000
750	Yankee Stadium, 5.00%, 3/1/31 (FGIC)	762,083
1,900	Yankee Stadium, 5.00%, 3/1/36 (NPFGC)	1,923,009
4,900	Yankee Stadium, 7.00%, 3/1/49 (AGC)	5,678,806
	New York City Transitional Finance Auth. Rev.,
5	5.00%, 11/1/27, Ser. B	5,015
4,850	5.00%, 5/1/39, Ser. F-1	5,191,391
5,000	5.25%, 1/15/39, Ser. S-3	5,404,050
	New York City Water & Sewer System Rev.,
1,000	5.25%, 6/15/40, Ser. EE	1,075,620
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	528,910
	New York Liberty Dev. Corp. Rev.,
3,000	1 World Trade Center Project, 5.00%, 12/15/41	3,133,350
10,000	4 World Trade Center Project, 5.75%, 11/15/51	10,784,400
1,000	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	1,065,250
1,400	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	1,536,990
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	3,214,350
2,500	5.00%, 2/15/40, Ser. D	2,666,900
4,000	5.00%, 7/1/42, Ser. A	4,239,880
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	9,086,269
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	2,601,612
1,500	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,640,505
2,750	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/35, Ser. 1	2,904,082
2,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/36, Ser. A-1	2,073,720
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,138,860
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	2,226,105
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	1,064,750
600	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	640,368
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian) (Pre-refunded @ $100, 12/1/15) (c)	5,399,050
3,000	Teachers College, 5.50%, 3/1/39	3,139,530
1,000	The New School, 5.50%, 7/1/40	1,065,750
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	5,440,950
	State Thruway Auth. Rev.,
1,000	4.75%, 1/1/29, Ser. G (AGM)	1,043,450
3,800	5.00%, 1/1/42, Ser. I	3,964,616
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (g)	6,451,680
5,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (g)	5,486,700
3,435	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,542,928
	TSASC, Inc. Rev., Ser. 1,
5,000	5.00%, 6/1/26	4,538,100
5,000	5.00%, 6/1/34	4,022,600
1,000	5.125%, 6/1/42	767,420
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A (b)	1,432,053
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,001,220
1,490	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,664,107
1,000	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	1,020,120
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	643,278

	Total New York Municipal Bonds & Notes (cost—$171,421,029)	178,175,010

PIMCO New York Municipal Income Fund II Schedule of Investments

February 28, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
OTHER MUNICIPAL BONDS & NOTES—4.9%

	Florida—0.5%
$ 1,000	Clearwater Water & Sewer Rev., 5.25%, 12/1/39, Ser. A	$1,054,030

	Louisiana—0.6%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	1,069,840

	Ohio—3.3%
7,450	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	6,632,065

	U. S. Virgin Islands—0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	1,006,510

	Total Other Municipal Bonds & Notes (cost—$9,865,136)	9,762,445

NEW YORK VARIABLE RATE NOTES—2.8%
5,000	JPMorgan Chase Putters/Drivers Trust Rev., 12.407%, 7/1/33, Ser. 3382 (a)(b)(d)(e)(f)(h) (acquisition cost—$4,876,400; purchased 4/2/09) (cost—$4,884,928)	5,598,400

SHORT-TERM INVESTMENTS—2.9%

	U.S. Treasury Obligations—1.7%
400	U.S. Treasury Bills, 0.079%-0.087%, 7/3/14-8/21/14 (i)	399,866
	U.S. Treasury Notes,
262	0.25%, 8/31/14	262,220
900	0.50%, 8/15/14	901,741
1,800	0.50%, 10/15/14	1,804,464

	Total U.S. Treasury Obligations (cost—$3,367,701)	3,368,291

	U.S. Government Agency Securities—1.2%
2,400	Federal Home Loan Bank Discount Notes, 0.101%, 8/1/14 (i) (cost—$2,398,980)	2,398,980

	Total Short-Term Investments (cost—$5,766,681)	5,767,271

	Total Investments (cost—$191,937,774) (j)—100.0%	$199,303,126

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	14.4%
College & University Revenue	12.6
Industrial Revenue	10.9
Income Tax Revenue	8.8
Miscellaneous Revenue	8.0
Tobacco Settlement Funded	8.0
Transit Revenue	6.5
Highway Revenue Tolls	5.3
Miscellaneous Taxes	4.9
Lease (Abatement)	4.6
Recreational Revenue	4.2
Water Revenue	4.1
Port, Airport & Marina Revenue	2.3
Economic Development Revenue	0.7
Sewer Revenue	0.5
Electric Power & Light Revenue	0.2

Total Revenue Bonds		96.0%
U.S. Treasury Obligations		1.7
U.S. Government Agency Securities		1.2
General Obligation		1.1

Total Investments		100.0%

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $5,598,400, representing 2.8% of total investments.
(b)	Illiquid.
(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on February 28, 2014.
(f)	Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on February 28, 2014.
(g)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(h)	Restricted. The aggregate acquisition cost of such security is $4,876,400. The aggregate value is $5,598,400, representing 2.8% of total investments.
(i)	Rates reflect the effective yields at purchase date.
(j)	At February 28, 2014, the cost basis of portfolio securities for federal income tax purposes was $183,523,853. Gross unrealized appreciation was $11,402,032; gross unrealized depreciation was $4,054,457; and net unrealized appreciation was $7,347,575. The difference between book and tax cost was attributable to the differing treatment of Inverse Floater transactions.

Glossary:

AGC—insured by Assured Guaranty Corp.

AGM—insured by Assured Guaranty Municipal Corp.

AMBAC—insured by American Municipal Bond Assurance Corp.

FGIC—insured by Financial Guaranty Insurance Co.

FHA—insured by Federal Housing Administration

GO—General Obligation Bond

NPFGC—insured by National Public Finance Guarantee Corp.

Radian—insured by Radian Guaranty, Inc.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended February 28, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes—Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at February 28, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 2/28/14
Investments in Securities—Assets
New York Municipal Bonds & Notes	$—	$178,175,010	$—	$178,175,010
Other Municipal Bonds & Notes	—	9,762,445	—	9,762,445
New York Variable Rate Notes	—	5,598,400	—	5,598,400
Short-Term Investments	—	5,767,271	—	5,767,271

Totals	$—	$199,303,126	$—	$199,303,126

At February 28, 2014, there were no transfers between Levels 1 and 2.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund II

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 15, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 15, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 15, 2014